Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

I, Maurice E. Carson, the Chief Executive Officer of Kulicke and Soffa Industries, Inc., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Annual Report on Form 10-K of Kulicke and Soffa Industries, Inc. for the twelve months ended September 30, 2004 (the “Fiscal 2004 Form 10-K”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	information contained in the Fiscal 2004 Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Kulicke and Soffa Industries, Inc.

Dated: December 14, 2004

/s/ MAURICE E. CARSON
Maurice E. Carson
Vice President and Chief Financial Officer